                           SECOND AMENDED AND RESTATED
                    COMPANY STOCK AND NOTES PLEDGE AGREEMENT

          SECOND AMENDED AND RESTATED COMPANY STOCK AND NOTES PLEDGE AGREEMENT, dated as of May 2, 1994 (as the same may be amended, modified or supplemented from time to time, this "Agreement"), made by Charter Medical Corporation, a Delaware corporation (the "Company" or the "Pledgor"), to Bankers Trust Company, a New York banking corporation, in its capacity as collateral agent (the "Collateral Agent" or the "Pledgee", and as agent under the Credit Agreements, as hereinafter defined, the "Agent") for the financial institutions from time to time parties to the Credit Agreements (the "Lenders"), First Union National Bank of North Carolina, as co-agent (the "Co-Agent"), and the Agent.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the parties hereto (or their predecessors) entered into the Company Stock and Notes Pledge dated as of September 1, 1988, as supplemented by Supplement No. 1 dated as of October 4, 1990, which was amended and restated by the Amended and Restated Company Stock and Notes Pledge dated as of July 21, 1992 (the "1992 Company Stock and Notes Pledge"), in favor of the Collateral Agent for the benefit of the Lenders, the Trustee and the Issuing Banks (as such terms are defined in the 1992 Company Stock and Notes Pledge), and now desire to amend and restate such pledge in its entirety; and

          WHEREAS, the Company (as successor to WAF Acquisition Corporation, a Delaware corporation), certain of the Lenders, the Agent and Wells Fargo Bank, National Association and Bank of America National Trust and Savings Association, as co-agents (the "Original Co-Agents"), entered into that certain Credit Agreement dated as of September 1, 1988 which was amended and restated by the Amended and Restated Credit Agreement dated as of July 21, 1992 (the "1992 Credit Agreement"), which is being amended and restated by the Second Amended and Restated Credit Agreement dated as of the date hereof (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Company Credit Agreement"), pursuant to which certain of the Lenders made certain loans and commitments to the Company, the terms of which are being amended and restated pursuant to the Company Credit Agreement; and

          WHEREAS, pursuant to the terms and conditions of the Company Credit Agreement, the Lenders have made certain commitments to make additional loans to, and participate in and/or issue letters of credit for the account of, the Company; and

          WHEREAS, the Subsidiary Borrowers, certain of the Lenders, the Agent and the Original Co-Agents entered into a Credit Agreement, dated as of September 1, 1988 which was amended and restated by the Amended and Restated Subsidiary Credit Agreement dated as of July 21, 1992 (the "1992 Subsidiary Credit Agreement"; and, together with the 1992 Company Credit Agreement, the "1992 Credit Agreements"), which is being amended and restated by the Second Amended and Restated Subsidiary Credit Agreement dated as of the date hereof (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Subsidiary Credit Agreement"; and, together with the Company Credit Agreement, each a "Credit Agreement" and collectively the "Credit Agreements"), pursuant to which certain of the Lenders made certain loans and commitments to, and participated in certain letters of credit for the benefit of, the Subsidiary Borrowers, the terms of which are being amended and restated pursuant to the Subsidiary Credit Agreement; and

          WHEREAS, pursuant to the terms and conditions of the Subsidiary Credit Agreement, the Lenders have made certain commitments to make additional loans to, and participate in and/or issue letters of credit for the account of, the Subsidiary Borrowers; and

          WHEREAS, the Company has executed and delivered the Company Guaranty dated as of the date hereof (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Company Guaranty"), pursuant to which the Company agreed to guarantee all of the obligations of each Subsidiary Borrower under the Subsidiary Credit Agreement and the other Credit Documents; and

          WHEREAS, the Lenders have agreed to amend and restate the 1992 Credit Agreements upon terms and conditions acceptable to the Company and the Subsidiary Borrowers; and

          WHEREAS, it was a condition precedent to the incurrence of loans and the participation in letters of credit under the 1992 Credit Agreements that the Pledgor execute and deliver to


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

the Agent the 1992 Company Stock and Notes Pledge and it is a condition precedent to the incurrence of loans and issuance of the letters of credit under the Credit Agreements that the Pledgor execute and deliver to the Collateral Agent this Agreement; and

          WHEREAS, (a) the Senior Secured Notes (as defined in the 1992 Company Stock and Notes Pledge) have been irrevocably paid in full; (b) each Issuing Bank has agreed, among other things, that the Reimbursement Agreements (as defined in the 1992 Company Stock and Notes Pledge) to which it is a party (other than the Credit Documents to the extent the same could be considered Reimbursement Agreements) shall no longer be entitled to the security interests and other benefits of this Agreement; and (c) the Intercreditor Agreement (as defined in the 1992 Company Stock and Notes Pledge) has been terminated, except for the appointment by the Lenders of Bankers Trust Company as Collateral Agent, which appointment has been ratified and confirmed in the Credit Agreements;

          NOW, THEREFORE, in consideration of the benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

          1. DEFINITIONS. Except as otherwise defined herein, including in the recital paragraphs, capitalized terms used herein and defined in the Company Credit Agreement shall be used herein as so defined.

          2. SECURITY FOR OBLIGATIONS ETC. This Agreement is for the benefit of the Agent, the Co-Agent and the Lenders and their respective successors and assigns (collectively, the "Secured Creditors") to secure, pursuant to Section 4 hereof, the payment in full when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Company, each Subsidiary Borrower and each other Subsidiary of the Company now or hereafter existing under the Credit Agreements, the Company Guaranty or any other Credit Document, whether for principal, premium, interest, fees, expenses or otherwise (including, without limitation, the Obligations under the Credit Agreements of the Pledgor and the Subsidiary Borrowers to reimburse drawings honored under Letters of Credit and Subsidiary Letters of Credit), and all obligations now or hereafter existing under this Agreement (all such obligations being the "Obligations").

          3. DEFINITION OF SECURITIES; REPRESENTATIONS AND WARRANTIES. As used herein, the term "Securities" shall mean (i) (x) all of the issued and outstanding shares of every class of capital stock from time to time legally and beneficially owned by the Pledgor of each of the present and future Domestic Subsidiaries of the Pledgor (other than future Domestic Subsidiaries that are not or do not become Significant Subsidiaries), and (y) to the extent permitted by applicable law, all of the issued and outstanding shares of every class of capital stock from time to time owned by the Pledgor of the present and future Foreign Subsidiaries of the Pledgor (other than future Foreign Subsidiaries that are not or do not become Significant Subsidiaries), in each case, other than shares released pursuant to Section 22 hereof (collectively, the "Pledged Stock"; and the issuers of such Pledged Stock, collectively, the "Pledged Companies"); PROVIDED that in no event shall Securities or Pledged Stock include more than 65% of all of the outstanding shares of capital stock of any Excludable Foreign Subsidiary; and (ii) all promissory notes (the "Pledged Notes") at any time (a) issued to the Pledgor by any present and future Subsidiary of the Pledgor (other than by any Excludable Foreign Subsidiary) or
(b) held by or issued to the Pledgor by any Person in connection with any Asset Sale. The Pledgor represents and warrants that on the date hereof (a) the Pledged Stock consists of the number and type of shares of the common stock of the Pledged Companies as described in Annex A attached hereto and the Pledged Notes consist of those described in Annex B attached hereto; (b) the Pledgor is
(i) the legal and sole beneficial owner of such Pledged Stock and (ii) the payee with respect to the Pledged Notes; and (c) such Pledged Stock constitutes the respective amount of the issued and outstanding capital stock of each Pledged Company set forth opposite the name of such Pledged Company on Annex A attached hereto.


          4.   PLEDGE OF SECURITIES, ASSIGNMENT
               OF CERTAIN AGREEMENTS, ETC.

          4.1 PLEDGE. To secure the Obligations, the Pledgor hereby pledges and deposits with the Pledgee the Securities owned by the Pledgor on the date hereof, and delivers to the Pledgee (i) the certificates representing such Pledged Stock accompanied by stock powers duly executed in blank by the Pledgor and (ii) the instruments evidencing the Pledged Notes accompanied by assignment forms duly executed in blank by the Pledgor; and hereby assigns, transfers, hypothecates and sets over to the Pledgee all of the Pledgor's right, title and interest in, to and under any and all Securities now owned or hereafter acquired by the Pledgor, and all principal, interest, dividends, cash, certificates, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of such Securities and all proceeds of the foregoing, all to be held by the Pledgee, upon the terms and conditions set forth in this Agreement; PROVIDED that the Pledged Notes (a) issued to the Pledgor by any Subsidiary of the Pledgor that is not a Significant Subsidiary or (b) held by or issued to the Pledgor by any Person in connection with an Asset Sale which are in an aggregate original principal amount, for any individual Asset Sale, of $500,000 or less, shall not be required to be deposited with the Pledgee, unless, in either such case, an Event of Default shall have occurred and be continuing and the Pledgor shall have received from the Pledgee a written request or requests that the Pledgor deliver such Pledged Notes to the Pledgee.

          4.2 SUBSEQUENTLY ACQUIRED SECURITIES. If at any time or from time to time after the date hereof, the Pledgor shall acquire any additional Securities (by purchase, stock dividend or otherwise) or the Pledgor shall possess any additional Securities by virtue of possessing capital stock of a Person which becomes a Significant Subsidiary, the Pledgor will, forthwith (i) pledge and deposit with the Pledgee such Securities, provided that in no event shall the Pledgor be required to pledge more than 65% of all of the outstanding shares of capital stock of any Excludable Foreign Subsidiary; and (ii) deliver to the Pledgee the certificates or instruments therefor, accompanied by assignment forms or stock powers duly executed in blank by the Pledgor to the extent that the Pledgor would have been required pursuant to Section 5.1(c) of the Company Credit Agreement and Section 4.1 of this Agreement to pledge such Securities if they had been possessed as of the date hereof, and will promptly thereafter deliver to the Pledgee a certificate (which shall be deemed to supplement Annex A attached hereto) executed by an authorized officer of the Pledgor describing such Securities and certifying that the same has been duly pledged with the Pledgee hereunder; PROVIDED that the Pledged Notes (a) issued to the Pledgor by any Subsidiary of the Pledgor that is not a Significant Subsidiary or (b) held by or issued to the Pledgor by any person in connection with an Asset Sale which are in an aggregate original principal amount, for any individual Asset Sale, of $500,000 or less shall not be required to be deposited with the Pledgee, unless, in either such case, an Event of Default shall have occurred and be continuing and the Pledgor shall have received from the Pledgee a written request or requests that the Pledgor deliver such Pledged Notes to the Pledgee.

          4.3 DEFINITIONS OF PLEDGED SECURITIES AND COLLATERAL. All Securities at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Securities," and the Pledged Securities, together with all other securities and moneys received and at the time held by the Pledgee hereunder and any Proceeds of any of the foregoing, are hereinafter called the "Collateral."

          5. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (if applicable and in the discretion of the Pledgee) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee. The Pledgee agrees to give the Company prompt notice of any such appointment; PROVIDED that the failure of the Pledgee to give such notice shall not affect the effectiveness of any such appointment.

          6. VOTING, ETC. Unless and until an Event of Default (such term to mean an Event of Default under, and as defined in, either Credit Agreement) shall have occurred and be continuing, the Pledgor shall be entitled to vote any and all Pledged Stock and to give consents, waivers or ratifications in respect thereof; PROVIDED that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement or any instrument or agreement relating to the Obligations, or which would have the effect of materially impairing the position or interests of the Pledgee or any other Secured Creditor, except to the extent not prohibited by the Company Credit Agreement, and the Pledgor shall give the Pledgee at least five Business Days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right if the exercise or non-exercise of such right potentially may violate or be inconsistent with the aforementioned agreements or may materially impair the position or interests of the Pledgee or any other Secured Creditor; PROVIDED, FURTHER, nothing herein contained shall be deemed to limit or restrict the Pledgor's right to take any such actions in connection with the issuance by any Unrestricted Subsidiary of any equity interests or debt obligations. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 8 hereof shall become applicable. The Pledgor will not, at any time, amend, restate, supplement, waive or otherwise modify in any respect adverse to the interests of the Secured Creditors any provision of any Pledged Note, nor take any action which would release or render unenforceable any of the obligations of any Subsidiary of the Pledgor or any other Person under its respective Pledged Note.

          7. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing, all principal, interest and cash dividends payable in respect of the Pledged Securities shall be paid to the Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

               (a) all other or additional stock or securities and, after the occurrence and during the continuance of an Event of Default, property (including cash) paid or distributed by way of dividend in respect of the Pledged Securities;

               (b) all other or additional stock or other securities and, after the occurrence and during the continuance of an Event of Default, property (including cash) paid or distributed in respect of the Pledged Securities by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

               (c) all other or additional stock or other securities and, after the occurrence and during the continuance of an Event of Default, property which may be paid in respect of the Pledged Securities by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization or other disposition of Collateral.

          8. REMEDIES IN CASE OF EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Credit Document or by law and including, without limitation, all rights and remedies of a secured party of a debtor in default under the Uniform Commercial Code (the "Code") in effect in any relevant jurisdiction at that time) for the protection and enforcement of its rights in respect of the Collateral, and to the extent permitted by applicable law the Pledgee shall be entitled, without limitation, to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

               (a) to receive all amounts payable in respect of the Collateral otherwise payable under Section 7 to the Pledgor and to enforce the payment of the Pledged Notes and to exercise all of the rights, powers, and remedies of the Pledgor thereunder;

               (b) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

               (c) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof;

               (d) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral in one or more parcels, or any interest therein, at any public or private sale at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby expressly and irrevocably waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine. The Pledgee agrees that to the extent that notice of sale shall be required by law, at least 10 days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee, on behalf of the Secured Creditors or any Secured Creditor, may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto;

               (e) to settle, adjust, compromise and arrange all accounts, controversies, questions, claims and demands whatsoever in relation to all or any part of the Collateral;

               (f) in respect of the Collateral, to execute all such contracts, agreements, deeds, documents and instruments; to bring, defend and abandon all such actions, suits and proceedings, and to take all actions in relation to all or any part of the Collateral as the Pledgee in its absolute discretion may determine;

               (g) to appoint managers, sub-agents, officers and servants for any of the purposes mentioned in the foregoing provisions of this Section 8 and to dismiss the same, all as the Pledgee in its absolute discretion may determine; and

               (h) generally, to take all such other action as the Pledgee in its absolute discretion may determine as incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this Section 8 and which the Pledgee may or can do lawfully and to use the name of the Pledgor for the purposes aforesaid and in any proceedings arising therefrom.

          9. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Credit Document or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Credit Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof.

          10. APPLICATION OF PROCEEDS. All moneys collected by the Pledgee upon any sale or other disposition of the Collateral, together with all other moneys received by the Pledgee hereunder shall be applied as follows:

               (a) first, to the payment of any and all expenses and fees (including reasonable attorney's fees) actually incurred by the Pledgee in obtaining, taking possession of, removing, storing and disposing of Collateral and any and all amounts incurred by the Pledgee in connection therewith or owing to the Pledgee hereunder;

               (b) next, any surplus then remaining, to the payment of the other Obligations; and

               (c) if the Total Revolving Loan Commitment is then terminated, all Loans (under and as defined in each Credit Agreement) have been paid in full, no Letters of Credit or Subsidiary Letters of Credit are outstanding and no other Obligation is outstanding, any surplus then remaining shall be paid to the Company, subject, however, to the rights of the holder of any then existing Lien of which the Collateral Agent has actual notice (without investigation);

it being understood that the Company shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referred to in clauses (a) and (b) of this
Section 10.

          11. PURCHASERS OF COLLATERAL. Upon any sale of any of the Collateral hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

          12.  INDEMNITY.  Without duplication of any amounts payable under
Section 12.1 of each Credit Agreement or any other similar indemnity provision set forth in any other Credit Document, the Pledgor shall: (i) whether or not the transactions hereby contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Pledgee actually incurred in connection with the administration (both before and after the execution hereof and including advice of counsel as to the rights and duties of the Pledgee with respect thereto) of and in connection with the preparation, execution and delivery of this Agreement (including, without limitation, the reasonable fees and disbursements of Skadden, Arps, Slate, Meagher & Flom and of the Pledgee actually incurred in connection with the preservation of rights under, and enforcement of, and, after an Event of Default, any renegotiation or restructuring of this Agreement and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of counsel for the Pledgee); (ii) pay and hold the Pledgee harmless from and against any and all present and future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to this Agreement and save the Pledgee harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay any such taxes, charges or levies; and (iii) indemnify the Pledgee, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all costs, losses, liabilities, claims, damages or expenses actually incurred by any of them (whether or not any of them is designated a party thereto) arising out of or by reason of any investigation, litigation or other proceeding related to this Agreement or any transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding. Notwithstanding anything in this Agreement to the contrary, the Pledgor shall not be responsible to the Pledgee or any officer, director, employee, representative or agent of the foregoing (an "Indemnified Party") for any losses, damages, liabilities or expenses which result from such Indemnified Party's gross negligence or willful misconduct. It is understood that the Pledgor shall not, in connection with any single action, suit, proceeding or claim or separate but substantially similar or related actions, suits, proceedings or claims, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at the same time for the Indemnified Parties (which firm shall be designated by the Pledgee) except that, if any Indemnified Party other than the Pledgee shall determine, in its sole discretion, that there may be a conflict in such firm representing the Pledgee and such Indemnified Party, then the Pledgor shall be liable for the reasonable fees and expenses of an additional firm for such Indemnified Party whose interests may be in conflict. The Pledgor's obligations under this Section 12 shall survive any termination of this Agreement.

          13. FURTHER ASSURANCES. The Pledgor agrees that it will join with the Pledgee in executing and, at its own expense, file and refile under the Code such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor and to sign the same in the name of the Pledgor, in each case where permitted by law, and agrees to do such further acts and things and to promptly execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

          14.  THE PLEDGEE AS AGENT.  (a)    The Pledgee will hold in accordance
with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement.

               (b) The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property, it being understood that neither the Pledgee nor any Secured Creditor shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Pledgee or any Secured Creditor has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

          15. TRANSFER BY THE PLEDGOR. The Pledgor will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except pursuant to Section 22 of this Agreement or as otherwise expressly permitted by the Credit Agreements).

          16. REPRESENTATIONS AND WARRANTIES. The Pledgor hereby represents and warrants that (a) it is the legal and beneficial owner of, and has good and marketable title to, the Securities described in Section 3 hereof, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement or permitted by the Credit Documents; (b) it has full power, authority and legal right to pledge and assign all the Collateral pursuant to this Agreement; (c) except as set forth in Schedule 6.7 of the Company Credit

Agreement, no consent of any other party (including, without limitation, any stockholder or creditor of the Pledgor or any of its Subsidiaries) and no order, consent, license, permit, approval, validation or authorization of, exemption by, notice to or registration, recording, filing or declaration with, any governmental or public body or authority is required to be obtained by the Pledgor in connection with the execution, delivery or performance of this Agreement or consummation of the transactions contemplated hereby, including, without limitation, the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required (i) from stockholders of the Pledgor's Subsidiaries other than the Pledgor and (ii) in connection with the disposition of the Pledged Securities by laws affecting the offering and sale of securities generally); (d) all shares of Pledged Stock have been duly and validly issued, are fully paid and nonassessable and the Pledgor is a holder in due course of the Pledged Notes which it acquired for value, and in good faith and without notice of any claim or defense thereto on the part of any person; and (e) the pledge, assignment and delivery of the Securities, pursuant to this Agreement creates a valid and perfected security interest in the Securities and the proceeds thereof superior to and prior to the rights of all other Persons therein (as provided in the Uniform Commercial Code) (except as permitted by the Credit Agreements).

          17.  COVENANTS OF THE PLEDGOR.  The Pledgor covenants and agrees that
(a) the Pledgor will defend the Pledgee's right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever (except as against Persons holding liens, security interests, or other encumbrances permitted by the Credit Agreements having priority over the security interest granted hereunder pursuant to applicable law); (b) the Pledgor will have like title to and right to pledge any other property at any time hereafter constituting Collateral and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Creditors; and (c) the Pledgor will not, with respect to any Collateral, enter into any shareholder agreements, voting agreements, voting trusts, trust deeds, irrevocable proxies or any other similar agreements or instruments, except for any contained in the Transaction Documents.

          18. PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC. The obligations of the Pledgor under this Agreement shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be re-leased, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any change in the time, place or manner of payment of, or in any other term of, all or any of the Obligations, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of either Credit Agreement, any Note, any other Credit Document or any of the other documents, instruments or agreements relating to the Obligations or any other instrument or agreement referred to therein or any assignment or transfer of any thereof; (b) any lack of validity or enforceability of either Credit Agreement, any other Credit Document or any other documents, instruments or agreement referred to therein or any assignment or transfer of any thereof; (c) any furnishing of any additional security to the Pledgee, the Secured Creditors or their assignees or any acceptance thereof or any release of any security by the Pledgee, the Secured Creditors or their assignees; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or any Subsidiary of the Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing; (f) any exchange, release or nonperfection of any other collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations; or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of the Pledgor.

          19. REGISTRATION, ETC. (a) If an Event of Default shall have occurred and be continuing and the Pledgor shall have received from the Pledgee a written request or requests that the Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Securities, the Pledgor as soon as practicable and at its own expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Securities, including, without limitation, registration under the Securities Act of 1933 as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, and reasonably do or cause to be done all such other reasonable acts and things as may be necessary to make such sale of the Pledged Securities valid and binding in compliance with applicable laws; PROVIDED, that the Pledgee shall furnish to the Pledgor such information regarding the Pledgee as the Pledgor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. The Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee and all others participating in the distribution of such Pledged Securities against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related transaction statement, notification or the like) a material fact required to be stated therein or necessary to make the statements not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Pledgor by the Pledgee expressly for use therein.

               (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to Section 8, such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

          20. NOTICES, ETC. All notices and other communications hereunder shall be given to the Pledgor, the Pledgee and the Agent at the addresses and in the manner specified in the Company Credit Agreement.

          21. POWER OF ATTORNEY. The Pledgor hereby absolutely and irrevocably constitutes and appoints the Pledgee as the Pledgor's true and lawful agent and attorney-in-fact, with full power of substitution, in the name of the Pledgor upon the occurrence and during the continuance of an Event of Default: (a) to execute and do all such assurances, acts and things which the Pledgor ought to do but has failed to do under the covenants and provisions contained in this Agreement; (b) to take any and all such action as the Pledgee or any of its sub-agents or attorneys may, in its or their sole and absolute discretion, reasonably determine as necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this Agreement or any of the rights, remedies, powers or privileges of the Pledgee under this Agreement; and (c) generally, in the name of the Pledgor exercise all or any of the powers, authorities, and discretions conferred on or reserved to the Pledgee by or pursuant to this Agreement, and (without prejudice to the generality of any of the foregoing) to seal and deliver or otherwise perfect any deed, assurance, agreement, instrument or act as the Pledgee may deem proper in or for the purpose of exercising any of such powers, authorities or discretions. The Pledgor hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever lawful acts the Pledgee or any of the Pledgee's sub-agents or attorneys shall do or purport to do in the exercise of the power of attorney granted to the Pledgee pursuant to this Section 21, which power of attorney, being given for security, is irrevocable and coupled with an interest.

          22. TERMINATION, RELEASE. (a) any time and from time to time, at the request and expense of the Pledgor, the Pledgee shall release to the Pledgor shares of Pledged Stock to enable the Pledgor to take actions permitted pursuant to the terms and conditions of the Company Credit Agreement, including, without limitation, to effect Asset Sales and sales of such shares of Pledged Stock so long as the Pledgor shall remain in compliance with Section 8.2 of the Company Credit Agreement.

               (b) After full payment and performance of all of the Obligations (other than indemnities which by their terms survive the repayment of the Loans or the Subsidiary Loans) and irrevocable termination of the commitment of the Lenders under the Credit Agreements, this Agreement, so long as no Letter of Credit or Subsidiary Letter of Credit is outstanding, shall terminate, and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder.

          23. MISCELLANEOUS. The Pledgor agrees with the Pledgee that each of the obligations and liabilities of the Pledgor to the Pledgee under this Agreement may be enforced against the Pledgor without the necessity of joining any Subsidiary of the Pledgor or any other Person as a party. This Agreement shall create a continuing security interest in the Collateral and shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of and be enforceable by the Pledgee, the Secured Creditors and their respective permitted successors and assigns. Without limiting the generality of the foregoing sentence, any Secured Creditor may assign or otherwise transfer any note held by it to any other Person or entity in accordance with the provisions of the Credit Agreements to the extent permitted by such agreement, and such other Person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Secured Creditor herein. This Agreement may be changed, waived, discharged or terminated only in accordance with the provisions of the Credit Agreements or as provided in Section 22. Unless otherwise defined herein or in the Company Credit Agreement, terms defined in Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unen-forceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

          24. COLLATERAL AGENT. The appointment of the Collateral Agent as Collateral Agent hereunder pursuant to the Intercreditor Agreement has been ratified and confirmed by the Lenders in the Credit Agreements, and the Collateral Agent shall be entitled to the benefits of the Credit Agreements. The Collateral Agent shall be obligated, and shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Collateral) solely in accordance with this Agreement and the Credit Agreements. The Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Credit Agreements. Upon the acceptance of any appointment as a Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent's resignation the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent.

          25. GOVERNING LAW; APPOINTMENT OF AGENT FOR SERVICE OF PROCESS; SUBMISSION TO JURISDICTION. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PLEDGOR HEREBY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THE AFORESAID COURTS SOLELY FOR THE PURPOSE OF ADJUDICATING ITS RIGHTS OR THE RIGHTS OF THE COLLATERAL AGENT, THE AGENT, THE TRUSTEE OR THE SECURED CREDITORS WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE PLEDGOR HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM, LOCATED AT 1633 BROADWAY, NEW YORK, NEW YORK 10019 AS THE DESIGNEE, APPOINTEE AND AGENT OF THE PLEDGOR, TO RECEIVE, FOR AND ON BEHALF OF THE PLEDGOR, SERVICE OF PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED

HERETO AND SUCH SERVICE SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE DEEMED COMPLETED TEN DAYS AFTER DELIVERY THEREOF TO SAID AGENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE PROMPTLY FORWARDED BY MAIL TO THE PLEDGOR AT ITS ADDRESS SET FORTH IN THE COMPANY CREDIT AGREEMENT, BUT THE FAILURE OF THE PLEDGOR TO RECEIVE SUCH COPY SHALL NOT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. THE PLEDGOR HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED THERETO. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PLEDGEE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE PLEDGOR IN ANY OTHER JURISDICTION.

          26. WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW THE PLEDGOR HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING IN CONNECTION HEREUNDER.

          27. AMENDMENT AND RESTATEMENT. This Agreement constitutes an amendment and restatement of the 1992 Company Stock and Notes Pledge amended hereby (the "Original Instrument"), and such Original Instrument shall continue in effect on and after the date hereof as so amended and restated. The parties do not intend that this Agreement constitute a novation, termination, release or satisfaction of the Original Instrument, or constitute payment or satisfaction of any indebtedness or other obligation secured by the Original Instrument.

                                               Charter Medical Corporation
                                   Company Stock and Notes Pledge Agreement
                                                                May 2, 1994



          IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.



                                   CHARTER MEDICAL CORPORATION, as Pledgor



                                   By /s/ James R. Bedenbaugh
                                      -----------------------------------------
                                        Name:  James R. Bedenbaugh
                                        Title:  Treasurer

                                   BANKERS TRUST COMPANY, in its capacity
                                        as Collateral Agent, as Pledgee


                                   By /s/ Mary Kay Coyle
                                      -----------------------------------------
                                        Name:  Mary Kay Coyle
                                        Title:  Vice President

                                  ANNEX A
     SECOND AMENDED AND RESTATED COMPANY STOCK AND NOTES PLEDGE AGREEMENT


                                                                            Authorized
                                                                              Capital          Common           Common
                                                                            (All Common         Stock           Stock
                                            Certificate    Jurisdiction       Stock)         Issued and        Pledged
  Name of Corporation    Certificate Name      Number       of Incorp.          (1)          Outstanding     (in Shares)
- -----------------------------------------------------------------------------------------------------------------------------
Ambulatory Resources,                         #2 - 500       Georgia          1,000 shares      550 shares      550 shares
Inc.
                                              #3 - 50
Atlanta MOB, Inc.        Charter                 #1          Georgia          1,000 shares      500 shares      500 shares
                         Medical-South
                         Atlanta, Inc.
Beltway Community        CMWF, Inc.              #1           Texas          10,000 shares    1,000 shares    1,000 shares
Hospital, Inc.
CCM, Inc.                Charter Medical    #1 - 100 CMC      Nevada          1,000 shares      200 shares      200 shares
                         France, Inc.

                         CCM, Inc.(fka     #2 - 100 CMCI
                         Charter Medical
                         France, Inc.)
Charter Alvarado         Ziggurat, Inc.         #01         California        1,000 shares    1,000 shares    1,000 shares
Behavioral Health
System, Inc.
Charter Appalachian                              #1         N Carolina        1,000 shares    1,000 shares    1,000 shares
Hall Behavioral Health
System, Inc.
Charter Arbor Indy                               #1          Indiana          1,000 shares    1,000 shares    1,000 shares
Behavioral Health
System, Inc.
Charter Augusta          Charter Medical         #1          Georgia          1,000 shares      500 shares      500 shares
Behavioral Health        of Richmond
System, Inc.             County, Inc.
Charter Bay Harbor       Charter Hospital        #1          Florida          1,000 shares      500 shares      500 shares
Behavioral Health        of Bradenton,
System, Inc.             Inc.
Charter Beacon           Charter Medical         #1          Indiana          1,000 shares    1,000 shares    1,000 shares
Behavioral Health        - Fort Wayne,
System, Inc.             Inc.
Charter Behavioral                               #1         New Jersey        1,000 shares    1,000 shares    1,000 shares
Health System at Fair
Oaks, Inc.
Charter Behavioral                               #1          Maryland         1,000 shares    1,000 shares    1,000 shares
Health System at Hidden
Brook, Inc.
Charter Behavioral                               #1         California        1,000 shares    1,000 shares    1,000 shares
Health System at Los
Altos, Inc.
Charter Behavioral                               #1          Maryland         1,000 shares    1,000 shares    1,000 shares
Health System at
Potomac Ridge, Inc.
Charter Behavioral                               #1          Maryland         1,000 shares    1,000 shares    1,000 shares
Health System at
Warwick Manor, Inc.
Charter Behavioral       Charter Medical         #1          Georgia          1,000 shares      500 shares      500 shares
Health System of         - Athens, Inc.
Athens, Inc.
Charter Behavioral       Shallowford             #1          Georgia          1,000 shares      500 shares      500 shares
Health Systems of        Providers, Inc.
Atlanta, Inc.
Charter Behavioral       Charter Medical         #1           Texas           1,000 shares    1,000 shares    1,000 shares
Health System of         - Central Texas,
Austin, Inc.             Inc.
Charter Behavioral                               #1           Texas           1,000 shares    1,000 shares    1,000 shares
Health System of
Baywood, Inc.
Charter Behavioral       Charter Medical         #1          Florida          1,000 shares      500 shares      500 shares
Health System of         - Ft. Lauderdale,
Bradenton, Inc.          Inc.
Charter Behavioral                               #1         California        1,000 shares    1,000 shares    1,000 shares
Health System of Canoga
Park, Inc.
Charter Behavioral       Charter Medical        #01          Georgia          1,000 shares      500 shares      500 shares
Health System of         - Macon, Inc.
Central Georgia, Inc.
Charter Behavioral       Charter                 #1         S Carolina        1,000 shares    1,000 shares    1,000 shares
Health System of         Counseling
Charleston, Inc.         Center of South
                         Carolina, Inc.
Charter Behavioral       Charter Hospital        #1          Virginia         1,000 shares      500 shares      500 shares
Health System of         of Charlottesville,
Charlottesville, Inc.    Inc.
Charter Behavioral       Barclay Hospital     #1 - 100       Illinois         1,200 shares    1,100 shares    1,100 shares
Health System of         (formerly Illinois
Chicago, Inc.            Illinois Health
                         Services, Inc.)
                         Illinois Health      #2 - 900
                         Services, Inc.
                         Charter Barclay      #3 - 100
                         Hospital, Inc.
Charter Behavioral       Charter Medical         #1         California        1,000 shares    1,000 shares    1,000 shares
Health System of Chula   Cerritos, Inc.
Vista, Inc.
Charter Behavioral       Excepticon           #2 - 100       Missouri        30,000 shares      600 shares      600 shares
Health System of         Midwest, Inc.
Columbia, Inc.
                         Charter Hospital     #3 - 500
                         of Columbia,
                         Inc.
Charter Behavioral       Charter Bay             #1           Texas           1,000 shares    1,000 shares    1,000 shares
Health System of Corpus  Hospital, Inc.
Christi, Inc.

                                                                Page 2
                                  ANNEX A
     SECOND AMENDED AND RESTATED COMPANY STOCK AND NOTES PLEDGE AGREEMENT

                                                                            Authorized
                                                                              Capital          Common           Common
                                                                            (All Common         Stock           Stock
                                            Certificate    Jurisdiction       Stock)         Issued and        Pledged
  Name of Corporation    Certificate Name      Number       of Incorp.          (1)          Outstanding     (in Shares)
- -----------------------------------------------------------------------------------------------------------------------------
Charter Behavioral       Charter Garland         #1           Texas           1,000 shares    1,000 shares    1,000 shares
Health System of         Hospital, Inc.
Dallas, Inc.
Charter Behavioral                               #1          Indiana          1,000 shares    1,000 shares    1,000 shares
Health System of
Evansville, Inc.
Charter Behavioral       Charter Medical         #1           Texas           1,000 shares    1,000 shares    1,000 shares
Health System of Fort    of Ft. Worth,
Worth, Inc.              Inc.
Charter Behavioral       Charter Hospital        #1        Mississippi        1,000 shares    1,000 shares    1,000 shares
Health System of         of Jackson, Inc.
Jackson, Inc.
Charter Behavioral       Charter Medical         #1          Florida          1,000 shares      500 shares      500 shares
Health System of         - Jacksonville,
Jacksonville, Inc.       Inc.
Charter Behavioral                               #1          Indiana          1,000 shares    1,000 shares    1,000 shares
Health System of
Jefferson, Inc.
Charter Behavioral       Charter Medical         #1           Kansas          1,000 shares      500 shares      500 shares
Health System of Kansas  of Johnson
City, Inc.               County, Inc.
Charter Behavioral       Physicians &            #3         Louisiana         1,000 shares    1,000 shares    1,000 shares
Health System of         Surgeons
Lafayette, Inc.          Hospital, Inc.
Charter Behavioral       Meadowview              #3         Louisiana         2,500 shares(2)      1 share         1 share
Health System of Lake    Hospital, Inc.
Charles, Inc.
Charter Behavioral                               #1         California        1,000 shares    1,000 shares    1,000 shares
Health System of
Lakewood, Inc.
Charter Behavioral                               #1          Indiana          1,000 shares    1,000 shares    1,000 shares
Health System of
Michigan City, Inc.
Charter Behavioral       CMHS, Inc.              #1          Alabama          1,000 shares    1,000 shares    1,000 shares
Health System of
Mobile, Inc.
Charter Behavioral                               #1       New Hampshire       1,000 shares    1,000 shares    1,000 shares
Health System of
Nashua, Inc.
Charter Behavioral       CMC of Nevada,          #1           Nevada         10,000 shares      100 shares      100 shares
Health System of         Inc.
Nevada, Inc.
Charter Behavioral       Charter Medical         #1         New Mexico        1,000 shares    1,000 shares    1,000 shares
Health System of New     New Mexico, Inc.
Mexico, Inc.
Charter Behavioral       Charter Vista           #1          Arkansas         1,000 shares    1,000 shares    1,000 shares
Health System of         Hospital, Inc.
Northwest Arkansas,
Inc.
Charter Behavioral       Charter Medical         #1          Indiana          1,000 shares    1,000 shares    1,000 shares
Health System of         - Lake County,
Northwest Indiana, Inc.  Inc.
Charter Behavioral       Kentucky               #24          Kentucky         1,000 shares(6) 1,000 shares    1,000 shares
Health System of         Institute for
Paducah, Inc.            Stress and
                         Addiction, Inc.
Charter Behavioral                               #1          Illinois         1,000 shares    1,000 shares    1,000 shares
Health System of
Rockford, Inc.
Charter Behavioral       Charter Hospital        #1         California        1,000 shares    1,000 shares    1,000 shares
Health System of San     of Newport
Jose, Inc.               Beach, Inc.
Charter Behavioral       Charter Medical         #1         California        1,000 shares      500 shares      500 shares
Health System of         - Ventura, Inc.
Southern California,
Inc.
Charter Behavioral       Charter Hospital        #1          Florida          1,000 shares      500 shares      500 shares
Health System of Tampa   of Tampa, Inc.
Bay, Inc.
Charter Behavioral                               #1          Arkansas         1,000 shares    1,000 shares    1,000 shares
Health System of
Texarkana, Inc.
Charter Behavioral       Charter Hospital        #1            Ohio           1,000 shares    1,000 shares    1,000 shares
Health System of         of Toledo, Inc.
Toledo, Inc.
Charter Behavioral                               #1          Arizona          1,000 shares    1,000 shares    1,000 shares
Health System of
Tucson, Inc.
Charter Behavorial                               #1          Virginia         1,000 shares    1,000 shares    1,000 shares
Health System of
Virginia Beach, Inc.
Charter Behavioral                               #1         California        1,000 shares    1,000 shares    1,000 shares
Health System of
Visalia, Inc.
Charter Behavioral                               #1        District of        1,000 shares    1,000 shares    1,000 shares
Health System of                                             Columbia
Washington, D.C., Inc.
Charter Behavioral                               #1         Minnesota         1,000 shares    1,000 shares    1,000 shares
Health System of
Waverly, Inc.
Charter Behavioral       Mandala Center,         #4         N Carolina      100,000 shares    1,000 shares    1,000 shares
Health System of         Inc.
Winston-Salem, Inc.
Charter Behavioral                               #1         California        1,000 shares    1,000 shares    1,000 shares
Health System of Yorba
Linda, Inc.
Charter Brawner          Medical Arts            #6          Georgia          5,000 shares(2) 1,000 shares    1,000 shares
Behavioral Health        Convalescent
System, Inc.             Center, Inc.

                                  ANNEX A
     SECOND AMENDED AND RESTATED COMPANY STOCK AND NOTES PLEDGE AGREEMENT

                                                                            Authorized
                                                                              Capital          Common           Common
                                                                            (All Common         Stock           Stock
                                            Certificate    Jurisdiction       Stock)         Issued and        Pledged
  Name of Corporation    Certificate Name      Number       of Incorp.          (1)          Outstanding     (in Shares)
- -----------------------------------------------------------------------------------------------------------------------------
Charter By-the-Sea       Charter Medical         #1          Georgia          1,000 shares      100 shares      100 shares
Behavioral Health        St. Simons, Inc.
System, Inc.
Charter Canyon           Charter Canyon          #1            Utah           1,000 shares    1,000 shares    1,000 shares
Behavioral Health        Hospital, Inc.
System, Inc.
Charter Canyon Springs                           #1         California        1,000 shares    1,000 shares    1,000 shares
Behavioral Health
System, Inc.
Charter Centennial       Charter Hospital        #1          Colorado         1,000 shares      500 shares      500 shares
Peaks Behavioral Health  of Arapahoe
System, Inc.             County, Inc.
Charter Colonial         Charter                 #1          Virginia         1,000 shares      500 shares      500 shares
Institute, Inc.          Colonial, Inc.
Charter Community        California             #01         California        1,000 shares    1,000 shares    1,000 shares
Hospital, Inc.           B.E.D.S., Inc.
Charter Community        Health Care             #2            Iowa          10,000 shares    1,000 shares    1,000 shares
Hospital of Des Moines,  Holding
Inc.                     Corporation
Charter Contract                                 #1          Georgia          1,000 shares    1,000 shares    1,000 shares
Services, Inc.
Charter Cove Forge                               #1        Pennsylvania       1,000 shares    1,000 shares    1,000 shares
Behavioral Health
System, Inc.
Charter Crescent Pines   Charter Medical         #1          Georgia          1,000 shares      500 shares      500 shares
Behavioral Health        International,
System, Inc.             Inc.
Charter Fairbridge                               #1          Maryland         1,000 shares    1,000 shares    1,000 shares
Behavioral Health
System, Inc.
Charter Fairmount        Charter Hospital        #1        Pennsylvania       1,000 shares      500 shares      500 shares
Behavioral Health        of Philadelphia,
System, Inc.             Inc.
Charter Fenwick Hall                             #1         S Carolina        1,000 shares    1,000 shares    1,000 shares
Behavioral Health
System, Inc.
Charter Financial        Charter Imaging,        #1          Georgia          1,000 shares      500 shares      500 shares
Offices, Inc.            Inc.
Charter Forest           Charter Forest          #1         Louisiana         1,000 shares      500 shares      500 shares
Behavioral Health        Hospital, Inc.
System, Inc.
Charter Grapevine        Charter Hospital        #1           Texas           1,000 shares    1,000 shares    1,000 shares
Behavioral Health        of Grapevine,
System, Inc.             Inc.
Charter Greensboro       CMG, Inc.               #1        N. Carolina        1,000 shares      100 shares      100 shares
Behavioral Health
System, Inc.
Charter Health                                   #1           Texas           1,000 shares    1,000 shares    1,000 shares
Management of Texas,
Inc.
Charter Hospital of                              #1            Ohio           1,000 shares      500 shares      500 shares
Columbus, Inc.
Charter Hospital of                              #1          Colorado         1,000 shares      500 shares      500 shares
Denver, Inc.
Charter Hospital of Ft.  Charter Medical        #001         Colorado         1,000 shares      500 shares      500 shares
Collins, Inc.            of Larimer
                         County, Inc.
Charter Hospital of      Charter Rio             #1           Texas           1,000 shares    1,000 shares    1,000 shares
Laredo, Inc.             Grande, Inc.
Charter Hospital of      Charter Medical         #1          Alabama          1,000 shares    1,000 shares    1,000 shares
Mobile, Inc.             - Alabama, Inc.
Charter Hospital of                              #1         New Jersey        1,000 shares    1,000 shares    1,000 shares
Northern New Jersey,
Inc.
Charter Hospital of      Charter Medical         #1         New Mexico        1,000 shares    1,000 shares    1,000 shares
Santa Teresa, Inc.       - Santa Teresa,
                         Inc.
Charter Hospital of St.                          #1          Missouri         1,000 shares      500 shares      500 shares
Louis, Inc.
Charter Hospital of      Cal-Riviera,           #01         California        1,000 shares    1,000 shares    1,000 shares
Torrance, Inc.           Inc.
Charter Indianapolis     Charter Medical         #1          Indiana          1,000 shares    1,000 shares    1,000 shares
Behavioral Health        - Marion County,
System, Inc.             Inc.
Charter Lafayette        Charter Medical         #1          Indiana          1,000 shares    1,000 shares    1,000 shares
Behavioral Health        - Tippecanoe
System, Inc.             County, Inc.
Charter Lakehurst                                #1         New Jersey        1,000 shares    1,000 shares    1,000 shares
Behavioral Health
System, Inc.
Charter Lakeside         Charter Lakeside       #47         Tennessee       100,000 shares      833 shares      833 shares
Behavioral Health        Hospital, Inc.
System, Inc.
Charter Laurel Heights   Charter Medical         #1          Georgia          1,000 shares      500 shares      500 shares
Behavioral Health        Teaching
System, Inc.             Faculty, Inc.
Charter Laurel Oaks      Charter Medical         #1          Florida          1,000 shares      500 shares      500 shares
Behavioral Health        - Southeast,
System, Inc.             Inc.
Charter Linden Oaks                              #1          Illinois         1,000 shares    1,000 shares    1,000 shares
Behavioral Health
System, Inc.

                                  ANNEX A
     SECOND AMENDED AND RESTATED COMPANY STOCK AND NOTES PLEDGE AGREEMENT

                                                                            Authorized
                                                                              Capital          Common           Common
                                                                            (All Common         Stock           Stock
                                            Certificate    Jurisdiction       Stock)         Issued and        Pledged
  Name of Corporation    Certificate Name      Number       of Incorp.          (1)          Outstanding     (in Shares)
- -----------------------------------------------------------------------------------------------------------------------------
Charter Little Rock      Charter Hospital        #1          Arkansas         1,000 shares    1,000 shares    1,000 shares
Behavioral Health        of Little Rock,
System, Inc.             Inc.
Charter Louisville       Charter Falls           #1          Kentucky         1,000 shares    1,000 shares    1,000 shares
Behavioral Health        Hospital, Inc.
System, Inc.
Charter Meadows                                  #1          Maryland         1,000 shares    1,000 shares    1,000 shares
Behavioral Health
System, Inc.
Charter Medfield         Florida                 #1          Florida          1,000 shares    1,000 shares    1,000 shares
Behavioral Health        Residential
System, Inc.             Treatment
                         Centers, Inc.
Charter Medical          CMMC, Inc.              #1          Georgia          1,000 shares    1,000 shares    1,000 shares
Executive Corporation
Charter Medical                                  #1          Georgia          1,000 shares      500 shares      500 shares
Information Services,
Inc.
Charter Medical                                  #1           Nevada          1,000 shares      100 shares      100 shares
International, S.A.,
Inc.
Charter Medical                                  #1          Georgia            500 shares      500 shares      500 shares
Management Company
Charter Medical of East                          #1          Arizona          1,000 shares      500 shares      500 shares
Valley, Inc.
Charter Medical of                               #1          Arizona          1,000 shares      500 shares      500 shares
North Phoenix, Inc.
Charter Medical of                               #1          Florida          1,000 shares      500 shares      500 shares
Orange County, Inc.
Charter Medical -        Charter Medical         #1          Georgia          1,000 shares      100 shares      100 shares
California, Inc.         U.K., Inc.
Charter Medical -                                #1          Georgia          1,000 shares      500 shares      500 shares
Clayton County, Inc.
Charter Medical -        Charter Medical         #1           Texas           1,000 shares    1,000 shares    1,000 shares
Cleveland, Inc.          - Tyler, Inc.
Charter Medical -                                #1           Texas           1,000 shares    1,000 shares    1,000 shares
Dallas, Inc.
Charter Medical - Long                        #1 - 500      California        1,000 shares      510 shares      510 shares
Beach, Inc.
                                              #2 - 10
Charter Medical - New                            #2          New York         1,000 shares    1,000 shares    1,000 shares
York, Inc.
Charter Mental Health                            #1          Florida         28,000 shares        0 shares        0 shares
Options, Inc.                                                                    A (7)
                                                                             56,000 shares    1,000 shares    1,000 shares
                                                                                 B (7)
Charter Mid-South        Charter National        #1         Tennessee         1,000 shares    1,000 shares    1,000 shares
Behavioral Health        Laboratory, Inc.
System, Inc.
Charter Milwaukee        Charter Hospital       #001        Wisconsin         1,000 shares    1,000 shares    1,000 shares
Behavioral Health        of Milwaukee,
System, Inc.             Inc.
Charter Mission Viejo    Charter Hospital        #1         California        1,000 shares    1,000 shares    1,000 shares
Behavioral Health        of Orange
System, Inc.             County, Inc.
Charter MOB of                                   #1          Virginia         1,000 shares    1,000 shares    1,000 shares
Charlottesville, Inc.
Charter North            Charter North           #2           Alaska          1,000 shares      500 shares      500 shares
Behavioral Health        Hospital, Inc.
System, Inc.
Charter Northbrooke                              #1         Wisconsin         1,000 shares    1,000 shares    1,000 shares
Behavioral Health
System, Inc.
Charter Northridge       Charter Medical         #1         N Carolina        1,000 shares      500 shares      500 shares
Behavioral Health        Corporation of
System, Inc.             Raleigh, Inc.
Charter Northside        Charter Medical         #1          Georgia          1,000 shares      500 shares      500 shares
Hospital, Inc.           - Bibb County,
                         Inc.
Charter Oak Behavioral   California -            #1         California        1,000 shares    1,000 shares    1,000 shares
Health System, Inc.      Charter Medical,
                         Inc.
Charter of Alabama,      Charter Retreat        #10          Alabama        150,000 shares    1,800 shares    1,800 shares
Inc.                     Hospital, Inc.
Charter Palms            Charter Medical        #01           Texas           1,000 shares    1,000 shares    1,000 shares
Behavioral Health        - Southwest,
System, Inc.             Inc.
Charter Peachford        Peachford         See Last Page     Georgia      1,000,000 shares  149,950 shares  149,950 shares
Behavioral Health        Hospital, Inc.                                           (3)
System, Inc.
Charter Pines            Charter Medical         #1         N Carolina        1,000 shares      500 shares      500 shares
Behavioral Health        of Charlotte,
System, Inc.             Inc.

                                  ANNEX A
     SECOND AMENDED AND RESTATED COMPANY STOCK AND NOTES PLEDGE AGREEMENT

                                                                             Authorized
                                                                               Capital         Common           Common
                                                                            (All Common         Stock           Stock
                                            Certificate    Jurisdiction        Stock)        Issued and        Pledged
  Name of Corporation    Certificate Name      Number       of Incorp.           (1)         Outstanding     (in Shares)
- -----------------------------------------------------------------------------------------------------------------------------
Charter Plains           Charter                 #1           Texas           1,000 shares    1,000 shares    1,000 shares
Behavioral Health        Medical-Lubbock,
System, Inc.             Inc.
Charter Psychiatric                              #1          Delaware         1,000 shares    1,000 shares    1,000 shares
Hospitals, Inc.
Charter Real Behavioral  Charter Real,           #1           Texas           1,000 shares    1,000 shares    1,000 shares
Health System, Inc.      Inc.
Charter Richmond         Richmond MOB,           #1          Virginia         1,000 shares    1,000 shares    1,000 shares
Behavioral Health        Inc.
System, Inc.
Charter Ridge            Charter Medical         #1          Kentucky         1,000 shares      100 shares      100 shares
Behavioral Health        - Lexington,
System, Inc.             Inc.
Charter Rivers           Charter                #01         S Carolina        1,000 shares    1,000 shares    1,000 shares
Behavioral Health        Medical-Columbia,
System, Inc.             Inc.
Charter San Diego        Charter Hospital        #1         California        1,000 shares    1,000 shares    1,000 shares
Behavioral Health        of San Diego,
System, Inc.             Inc.
Charter Serenity Lodge                           #1          Virginia         1,000 shares    1,000 shares    1,000 shares
Behavioral Health
System, Inc.
Charter Sioux Falls      Charter Hospital        #1          S Dakota         1,000 shares    1,000 shares    1,000 shares
Behavioral Health        of Sioux Falls,
System, Inc.             Inc.
Charter South Bend       Charter Medical         #1          Indiana          1,000 shares    1,000 shares    1,000 shares
Behavioral Health        - St. Joseph
System, Inc.             County, Inc.
Charter Springs          Charter Medical         #1          Florida          1,000 shares      500 shares      500 shares
Behavioral Health        - Ocala, Inc.
System, Inc.
Charter Springwood                               #1          Virginia         1,000 shares    1,000 shares    1,000 shares
Behavioral Health
System, Inc.
Charter Surburban        Mesquite               #39           Texas          10,000 shares    6,510 shares    6,510 shares
Hospital of Mesquite,    Memorial
Inc.                     Hospital, Inc.
Charter Terre Haute      Charter Medical         #1          Indiana          1,000 shares    1,000 shares    1,000 shares
Behavioral Health        - Vigo County,
System, Inc.             Inc.
Charter Thousand Oaks    Charter Medical         #1         California        1,000 shares    1,000 shares    1,000 shares
Behavioral Health        of Thousand
System, Inc.             Oaks, Inc.
Charter Tidewater                                #1          Virginia         1,000 shares    1,000 shares    1,000 shares
Behavioral Health
System, Inc.
Charter Treatment                                #1          Michigan         1,000 shares    1,000 shares    1,000 shares
Center of Michigan,
Inc.
Charter Westbrook        W.P.H.                  #1          Virginia         1,000 shares      100 shares      100 shares
Behavioral Health        Corporation
System, Inc.
Charter White Oak                                #1          Maryland         1,000 shares    1,000 shares    1,000 shares
Behavioral Health
System, Inc.
Charter Wichita          Charter Medical         #1           Kansas          1,000 shares      500 shares      500 shares
Behavioral Health        of Wichita, Inc.
System, Inc.
Charter Woods            Charter Medical         #1          Alabama          1,000 shares    1,000 shares    1,000 shares
Behavioral Health        - Dothan, Inc.
System, Inc.
Charter - Provo School,                          #1            Utah           1,000 shares    1,000 shares    1,000 shares
Inc.
Charterton/LaGrange,     Shalomwald,          #5-1,000       Kentucky         1,100 shares(4) 1,100 shares    1,100 shares
Inc.                     Incorporated
                         Charterton/Lagra      #6-100
                                               nge
CMSF, Inc.               CMSP, Inc.              #1          Florida         10,000 shares      500 shares      500 shares
C.A.C.O. Services, Inc.                          #1            Ohio           1,000 shares    1,000 shares    1,000 shares
Desert Springs                                #1 - 500        Nevada          1,000 shares    1,000 shares    1,000 shares
Hospital, Inc.
                                              #2 - 500
Employee Assistance                              #1          Georgia          1,000 shares      500 shares      500 shares
Services, Inc.
Florida Health                                  #16          Florida            500 shares      500 shares      500 shares
Facilities, Inc.
Group Practice                                   #1          Delaware     2,000,000 shares(9) 1,000 shares    1,000 shares
Affiliates, Inc.                                                                  (9)
Gulf Coast EAP                                   #1          Alabama          1,000 shares    1,000 shares    1,000 shares
Services, Inc.
HCS, Inc.                                        #1          Georgia          1,000 shares      500 shares      500 shares

                                  ANNEX A
     SECOND AMENDED AND RESTATED COMPANY STOCK AND NOTES PLEDGE AGREEMENT

                                                                            Authorized
                                                                              Capital          Common           Common
                                                                            (All Common         Stock           Stock
                                            Certificate    Jurisdiction       Stock)         Issued and        Pledged
  Name of Corporation    Certificate Name      Number       of Incorp.          (1)          Outstanding     (in Shares)
- -----------------------------------------------------------------------------------------------------------------------------
Hospital Investors,                              #2          Georgia      200,000 shares(5)   2,000 shares    2,000 shares
Inc.
Mandarin Meadows, Inc.                           #1          Florida        1,000 shares      1,000 shares    1,000 shares
Metropolitan Hospital,   Metropolitan Eye        #2          Georgia        1,000 shares        100 shares      100 shares
Inc.                     Hospital, Inc.
Middle Georgia                                   #2          Georgia        1,000 shares        100 shares      100 shares
Hospital, Inc.
Pacific - Charter                                #1         California      1,000 shares      1,000 shares    1,000 shares
Medical, Inc.
Peachford Professional                           #1          Georgia        1,000 shares      1,000 shares    1,000 shares
Network, Inc.
Rivoli, Inc.                                     #1          Georgia        1,000 shares        500 shares      500 shares
Shallowford Community                         #1 - 500       Georgia        5,000 shares      1,000 shares    1,000 shares
Hospital, Inc.
                                              #2 - 500
Sistemas De Terapia                              #7          Georgia      500,000 shares     12,000 shares   12,000 shares
Respiratoria S.A., Inc.
Strategic Advantage,                             #2         Minnesota      25,000 shares(7)  25,000 shares   25,000 shares
Inc.
Stuart Circle Hospital   S.C.H. of               #1          Virginia       1,000 shares        100 shares      100 shares
Corporation              Richmond Corp.
Tampa Bay Behavioral                             #1          Florida        1,000 shares      1,000 shares    1,000 shares
Health Alliance, Inc.
Western Behavioral       Charter Hospital        #1         California      1,000 shares      1,000 shares    1,000 shares
Systems, Inc.            of Bakersfield,
                         Inc.
FOREIGN SUBSIDIARIES:
Charter Medical (Cayman  Issued to          #1 - 1 share   Cayman Isls.   900,000 shares    100,000 shares   99,998 shares
Islands) Ltd.            Caledonian Bank
                         & Trust Ltd.
                         Issued to David    #7 - 1 share       BWI
                         G. Bird-Caledonian
                         Bank Issued to     #5 - 1,998
                         Charter Medical       shares
                         Corporation
                         Issued to          #8 - 65,000
                         Charter Medical       shares
                         Corporation
                         Issued to          #9 - 33,000
                         Charter Medical       shares
                         Corporation

Charter Medical          Issued to           #4 - 2,844    Cayman Isls.   900,000 shares      4,375 shares    4,375 shares
International, Inc.      Charter Medical        sh.
                         Corporation
                         Issued to           #5 - 1,531        BWI
                         Charter Medical        sh.
                         Corporation

Charter Medical of       Issued to CMC &     #4 - 1 sh        United    1,510,000 shares(10) 1,510,000 sh.   1,509,999 sh.
England Limited          WAF, Jr.                            Kingdom
                         Issued to          #6 - 981,500
                         Charter Medical       shares
                         Corporation
                         Issued to          #7 - 528,499
                         Charter Medical       shares
                         Corporation

                                  ANNEX A
     SECOND AMENDED AND RESTATED COMPANY STOCK AND NOTES PLEDGE AGREEMENT

                                                                            Authorized
                                                                              Capital          Common           Common
                                                                            (All Common         Stock           Stock
                                            Certificate    Jurisdiction       Stock)         Issued and        Pledged
  Name of Corporation    Certificate Name      Number       of Incorp.          (1)          Outstanding     (in Shares)
- ------------------------------------------------------------------------------------------------------------------------
Garden Isle Assurance    Issued to            7 cert -       Bermuda        3,500 shares(4)  3,500 shares  2,275 shares
Company Ltd.             Directors & CMC      1 share
                                              #8,11,12,
                                             13,14,15,16
                         Issued to           #17 - 2,275
                         Charter Medical       shares
                         Corporation
                         Issued to           #18 - 1,216
                         Charter Medical       shares
                         Corporation

Plymouth Insurance       Issued to            7 cert -       Bermuda        1,200 shares(4)  1,200 shares    780 shares
Company, Ltd.            Directors            1 share
                                             #16,17,18,
                                            20,21,22,23
                         Issued to           #25 - 780
                         Charter Medical       shares
                         Corporation
                         Issued to           #26 - 413
                         Charter Medical       shares
                         Corporation

Charter Medical of                          #2 - 325 sh.    Cmnwth of       1,000 shares       500 shares    500 shares
Puerto Rico, Inc.
                                            #3 - 175 sh.   Puerto Rico

- -------------------
     (1) Par Value $1.00 per share unless otherwise noted.
     (2) $10 par value.            Peachford Certificates:    AU3                     300
     (3) $.50 par value.                                      AU60                 58,782
     (4) $100 par value.                                      AU61                 37,881
     (5) $.10 par value                                       AU62                  7,900
     (6) No par value.                                        AU108                31,087
     (7) $.01 par value.                                      AU109                 1,200
     (8) SF 1,000 par value.                                  AU110                 1,600
     (9) $.25 par value                                       AU111                   600
     (10) 1 POUND STERLING par value                          AU112                   600
                                                              AU119                10,000
                                                                                  -------
                                                                                  149,950

                                     ANNEX B
                                     -------
                  SECOND AMENDED AND RESTATED SUBSIDIARY STOCK
                  --------------------------------------------
                           AND NOTES PLEDGE AGREEMENT
                           --------------------------


        DOMESTIC SUBSIDIARIES:
        ----------------------

            1. Ambulatory Resources, Inc.
            2. Atlanta MOB, Inc.
            3. Beltway Community Hospital, Inc.
            4. CCM, Inc.
            5. Charter Alvarado Behavioral Health System, Inc.
            6. Charter Appalachian Hall Behavioral Health System, Inc.
            7. Charter Arbor Indy Behavioral Health System, Inc.
            8. Charter Augusta Behavioral Health System, Inc.
            9. Charter Bay Harbor Behavioral Health System, Inc.
           10. Charter Beacon Behavioral Health System, Inc.
           11. Charter Behavioral Health System at Fair Oaks, Inc.
           12. Charter Behavioral Health System at Hidden Brook, Inc.
           13. Charter Behavioral Health System at Los Altos, Inc.
           14. Charter Behavioral Health System at Potomac Ridge, Inc.
           15. Charter Behavioral Health System at Warwick Manor, Inc.
           16. Charter Behavioral Health System of Athens, Inc.
           17. Charter Behavioral Health System of Austin, Inc.
           18. Charter Behavioral Health System of Baywood, Inc.
           19. Charter Behavioral Health System of Bradenton, Inc.
           20. Charter Behavioral Health System of Canoga Park, Inc.
           21. Charter Behavioral Health System of Central Georgia, Inc.
           22. Charter Behavioral Health System of Charleston, Inc.
           23. Charter Behavioral Health System of Charlottesville, Inc.
           24. Charter Behavioral Health System of Chicago, Inc.
           25. Charter Behavioral Health System of Chula Vista, Inc.
           26. Charter Behavioral Health System of Columbia, Inc.
           27. Charter Behavioral Health System of Corpus Christi, Inc.
           28. Charter Behavioral Health System of Dallas, Inc.
           29. Charter Behavioral Health System of Evansville, Inc.
           30. Charter Behavioral Health System of Fort Worth, Inc.
           31. Charter Behavioral Health System of Jackson, Inc.
           32. Charter Behavioral Health System of Jacksonville, Inc.
           33. Charter Behavioral Health System of Jefferson, Inc.
           34. Charter Behavioral Health System of Kansas City, Inc.
           35. Charter Behavioral Health System of Lafayette, Inc.
           36. Charter Behavioral Health System of Lake Charles, Inc.
           37. Charter Behavioral Health System of Lakewood, Inc.
           38. Charter Behavioral Health System of Michigan City, Inc.
           39. Charter Behavioral Health System of Mobile, Inc.
           40. Charter Behavioral Health System of Nashua, Inc.

                                     ANNEX B
                                     -------
                  SECOND AMENDED AND RESTATED SUBSIDIARY STOCK
                  --------------------------------------------
                           AND NOTES PLEDGE AGREEMENT
                           --------------------------


           41. Charter Behavioral Health System of Nevada, Inc.
           42. Charter Behavioral Health System of New Mexico, Inc.
           43. Charter Behavioral Health System of Northern California, Inc.
           44. Charter Behavioral Health System of Northwest Arkansas, Inc.
           45. Charter Behavioral Health System of Northwest Indiana, Inc.
           46. Charter Behavioral Health System of Paducah, Inc.
           47. Charter Behavioral Health System of Rockford, Inc.
           48. Charter Behavioral Health System of San Jose, Inc.
           49. Charter Behavioral Health System of Savannah, Inc.
           50. Charter Behavioral Health System of Southern California, Inc.
           51. Charter Behavioral Health System of Tampa Bay, Inc.
           52. Charter Behavioral Health System of Texarkana, Inc.
           53. Charter Behavioral Health System of the Inland Empire, Inc.
           54. Charter Behavioral Health System of Toledo, Inc.
           55. Charter Behavioral Health System of Tucson, Inc.
           56. Charter Behavioral Health System of Virginia Beach, Inc.
           57. Charter Behavioral Health System of Visalia, Inc.
           58. Charter Behavioral Health System of Washington D.C., Inc.
           59. Charter Behavioral Health System of Waverly, Inc.
           60. Charter Behavioral Health System of Winston-Salem, Inc.
           61. Charter Behavioral Health System of Yorba Linda, Inc.
           62. Charter Behavioral Health Systems of Atlanta, Inc.
           63. Charter Brawner Behavioral Health System, Inc.
           64. Charter Canyon Behavioral Health System, Inc.
           65. Charter Canyon Springs Behavioral Health System, Inc.
           66. Charter Centennial Peaks Behavioral Health System, Inc.
           67. Charter Colonial Institute, Inc.
           68. Charter Community Hospital, Inc.
           69. Charter Community Hospital of Des Moines, Inc.
           70. Charter Contract Services, Inc.
           71. Charter Cove Forge Behavioral Health System, Inc.
           72. Charter Crescent Pines Behavioral Health System, Inc.
           73. Charter Fairbridge Behavioral Health System, Inc.
           74. Charter Fairmount Behavioral Health System, Inc.
           75. Charter Fenwick Hall Behavioral Health System, Inc.
           76. Charter Financial Offices, Inc.
           77. Charter Forest Behavioral Health System, Inc.
           78. Charter Grapevine Behavioral Health System, Inc.
           79. Charter Greensboro Behavioral Health System, Inc.
           80. Charter Health Management of Texas, Inc.
           81. Charter Hospital of Columbus, Inc.
           82. Charter Hospital of Denver, Inc.
           83 . Charter Hospital of Ft. Collins, Inc.

                                     ANNEX B
                                     -------
                  SECOND AMENDED AND RESTATED SUBSIDIARY STOCK
                  --------------------------------------------
                           AND NOTES PLEDGE AGREEMENT
                           --------------------------

           84. Charter Hospital of Laredo, Inc.
           85. Charter Hospital of Miami, Inc.
           86. Charter Hospital of Mobile, Inc.
           87. Charter Hospital of Northern New Jersey, Inc.
           88. Charter Hospital of Santa Teresa, Inc.
           89. Charter Hospital of St. Louis, Inc.
           90. Charter Hospital of Torrance, Inc.
           91. Charter Indianapolis Behavioral Health System, Inc.
           92. Charter Lafayette Behavioral Health System, Inc.
           93. Charter Lakehurst Behavioral Health System, Inc.
           94. Charter Lakeside Behavioral Health System, Inc.
           95. Charter Laurel Heights Behavioral Health System, Inc.
           96. Charter Laurel Oaks Behavioral Health System, Inc.
           97. Charter Linden Oaks Behavioral Health System, Inc.
           98. Charter Little Rock Behavioral Health System, Inc.
           99. Charter Louisville Behavioral Health System, Inc.
          100. Charter Meadows Behavioral Health System, Inc.
          101. Charter Medfield Behavioral Health System, Inc.
          102. Charter Medical Executive Corporation
          103. Charter Medical Information Services, Inc.
          104. Charter Medical International, S.A., Inc.
          105. Charter Medical Management Company
          106. Charter Medical of East Valley, Inc.
          107. Charter Medical of North Phoenix, Inc.
          108. Charter Medical of Orange County, Inc.
          109. Charter Medical - California, Inc.
          110. Charter Medical - Clayton County, Inc.
          111. Charter Medical - Cleveland, Inc.
          112. Charter Medical - Dallas, Inc.
          113. Charter Medical - Long Beach, Inc.
          114. Charter Medical - New York, Inc.
          115. Charter Mental Health Options, Inc.
          116. Charter Mid-South Behavioral Health System, Inc.
          117. Charter Milwaukee Behavioral Health System, Inc.
          118. Charter Mission Viejo Behavioral Health System, Inc.
          119. Charter MOB of Charlottesville, Inc.
          120. Charter North Behavioral Health System, Inc.
          121. Charter North Counseling Center, Inc.
          122. Charter Northbrooke Behavioral Health System, Inc.
          123. Charter Northridge Behavioral Health System, Inc.
          124. Charter Northside Hospital, Inc.
          125. Charter Oak Behavioral Health System, Inc.
          126. Charter of Alabama, Inc.

                                     ANNEX B
                                     -------
                  SECOND AMENDED AND RESTATED SUBSIDIARY STOCK
                  --------------------------------------------
                           AND NOTES PLEDGE AGREEMENT
                           --------------------------


          127. Charter Palms Behavioral Health System, Inc.
          128. Charter Peachford Behavioral Health System, Inc.
          129. Charter Pines Behavioral Health System, Inc.
          130. Charter Plains Behavioral Health System, Inc.
          131. Charter Psychiatric Hospitals, Inc.
          132. Charter Real Behavioral Health System, Inc.
          133. Charter Regional Medical Center, Inc.
          134. Charter Richmond Behavioral Health System, Inc.
          135. Charter Ridge Behavioral Health System, Inc.
          136. Charter Rivers Behavioral Health System, Inc.
          137. Charter San Diego Behavioral Health System, Inc.
          138. Charter Serenity Lodge Behavioral Health System, Inc.
          139. Charter Sioux Falls Behavioral Health System, Inc.
          140. Charter South Bend Behavioral Health System, Inc.
          141. Charter Springs Behavioral Health System, Inc.
          142. Charter Springwood Behavioral Health System, Inc.
          143. Charter Surburban Hospital of Mesquite, Inc.
          144. Charter Terre Haute Behavioral Health System, Inc.
          145. Charter Thousand Oaks Behavioral Health System, Inc.
          146. Charter Tidewater Behavioral Health System, Inc.
          147. Charter Treatment Center of Michigan, Inc.
          148. Charter Westbrook Behavioral Health System, Inc.
          149. Charter White Oak Behavioral Health System, Inc.
          150. Charter Wichita Behavioral Health System, Inc.
          151. Charter Woods Behavioral Health System, Inc.
          152. Charter Woods Hospital, Inc.
          153. Charter - Provo School, Inc.
          154. Charterton/LaGrange, Inc.
          155. Charter-By-The-Sea Behavioral Health System, Inc.
          156. CMCI, Inc.
          157. CMFC, Inc.
          158. CMSF, Inc.
          159. CPS Associates, Inc.
          160. C.A.C.O. Services, Inc.
          161. Desert Springs Hospital, Inc.
          162. Employee Assistance Services, Inc.
          163. Florida Health Facilities, Inc.
          164. Group Practice Affiliates, Inc.
          165. Gulf Coast EAP Services, Inc.
          166. Gwinnett Immediate Care Center, Inc.
          167. HCS, Inc.
          168. Holcomb Bridge Immediate Care Center, Inc.
          169. Hospital Investors, Inc.

                                     ANNEX B
                                     -------
                  SECOND AMENDED AND RESTATED SUBSIDIARY STOCK
                  --------------------------------------------
                           AND NOTES PLEDGE AGREEMENT
                           --------------------------


          170. Mandarin Meadows, Inc.
          171. Metropolitan Hospital, Inc.
          172. Middle Georgia Hospital, Inc.
          173. Pacific - Charter Medical, Inc.
          174. Peachford Professional Network, Inc.
          175. Rivoli, Inc.
          176. Shallowford Community Hospital, Inc.
          177. Sistemas De Terapia Respiratoria S.A., Inc.
          178. Strategic Advantage, Inc.
          179. Stuart Circle Hospital Corporation
          180. Tampa Bay Behavioral Health Alliance, Inc.
          181. Western Behavioral Systems, Inc.

          Foreign Subsidiaries:
          ---------------------

            1. Charter Medical (Cayman Islands) Ltd.
            2. Charter Medical International, Inc.
            3. Charter Medical of England Limited
            4. Charter Medical of Puerto Rico, Inc.